   EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis J. FitzSimons, the Chairman, President and Chief Executive Officer of Tribune Company, certify that (i) Tribune Company’s Form 10-Q for the quarter ended March 28, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended March 28, 2004 fairly presents, in all material respects, the financial condition and the results of operations of Tribune Company.

/s/ Dennis J. FitzSimons Dennis J. FitzSimons Chairman, President and Chief Executive Officer April 30, 2004